Exhibit  99.1



                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Rogers Corporation (the "Company") on Form 10K for the period ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter E. Boomer, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Walter E. Boomer
--------------------
Walter E. Boomer
Chairman of the Board and Chief Executive Officer
March 31, 2003